SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

URANIUM RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, TX		75067
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code):   (972) 219-3330
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 10, 2011, the Registrant entered into an Exploration Agreement with Cameco Texas, Inc. (”CTI”), an indirect wholly-owned subsidiary of Cameco Corporation (NYSE: CCJ).  The exploration agreement provides for a three-phase, three-year exploration program on a 54,847 acre property in Kenedy County, Texas on which URI obtained in December 2010, the exploration rights and a lease option.  CTI will fund the majority of the exploration costs.  At the conclusion of the exploration program, the parties may enter into an operating joint venture to develop and produce any discovered uranium resources and reserves. The uranium would be processed at URI’s Kingsville Dome or Rosita processing facility, with CTI’s share of production being processed under a toll processing agreement with URI.   The project is called the Los Finados Project.

Under the terms of the exploration agreement, CTI can earn up to a 70% interest in the project by funding $3.5 million of exploration and development expenses.

During phases One and Two, URI and CTI would have joint decision-making authority, and URI will serve as the exploration operator to execute the jointly-designed exploration program.

URI has the right of first refusal for a five-year period to participate with CTI in certain future property acquisitions in South Texas. In addition, each party has a first right of refusal should the other wish to convey its interest under the exploration agreement.

A copy of the Exploration Agreement is attached to this Report as Exhibit 1.1.

Item 8.01.  Other Events

1.       On May 10, 2011, the Registrant issued a press release announcing the signing of a joint venture agreement with Cameco Texas, Inc..

2.       On May 11, 2011, the Registrant issued a press release announcing the Company’s first quarter results, its strategy and outlook for 2011 and its liquidity position.

3.       On May 12, 2011, the Registrant issued a press release announcing that the Surface Mining and Reclamation Division of the Railroad Commission of Texas granted the Company a permit to conduct exploratory drilling on the 54,847 acres in Kenedy County, Texas, known as the ‘Los Finados Project.’

Item 9.01.  Financial Statements and Exhibits

Exhibit 1.1 Exploration Agreement dated May 10, 2011, between Cameco Texas, Inc. and Uranium Resources Inc. (the Registrant).
Exhibit 99.1 Press Release dated May 10, 2011
Exhibit 99.2 Press Release dated May 11, 2011
Exhibit 99.3 Press Release dated May 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.

Dated: May 12, 2011	By: /s/ Thomas H. Ehrlich
Thomas H. Ehrlich Vice President and Chief Financial Officer